Novo Integrated Sciences Completes Asset Purchase of Executive Fitness Leaders

BELLEVUE, Wash., December 6, 2017 (GLOBE NEWSWIRE) – Novo Integrated Sciences, Inc. (OTCQB:NVOS) (“Novo Integrated Sciences”) today announced that it has completed the purchase of certain assets of Executive Fitness Leaders (“EFL”), an Ottawa, Ontario based local leader in the private personal training sector.

EFL, founded by Denis Giacobbi and Colin Peden in 2003, provides personal training, massage therapy, nutritional counseling and corporate wellness services. Messrs. Giacobbi and Peden, operating under a new management agreement with Novo Healthnet Limited, Novo Integrated Sciences’ wholly owned subsidiary (“NHL”), will continue to manage the facility’s day-to-day operations and will work closely with Novo Healthnet Limited’s leadership to expand EFL’s current menu of services and products to include certain physiotherapy, rehabilitation, assessment and gait analysis services and products currently offered by Back- on-Track through its multiple Ottawa locations.

Chris David, Novo Integrated Sciences’ President, stated, “This transaction is an important milestone in Novo Integrated Sciences’ business strategy that includes growth through strategic acquisitions within in the Canadian and U.S. health, wellness and fitness sector, and the subsequent introduction of customized components of our multi-disciplinary primary healthcare services and products that directly compliment services and products already provided to the existing customer base of the acquired asset.”

Amanda Dalcourt, NHL’s CEO, stated, “We are very pleased to welcome Denis and Colin to our corporate family. EFL is a well-respected brand in the Ottawa community and we are very proud to work together with Denis and Colin to co-brand Executive Fitness Leaders and Back-on-Track.”

About Novo Integrated Sciences, Inc. and Novo Healthnet Limited

Effective May 9, 2017, Novo Integrated Sciences, Inc. (“Novo Integrated Sciences”) (formerly known as Turbine Truck Engines, Inc., an alternative-energy technology development enterprise) closed a Share Exchange Agreement with the shareholders of Novo Healthnet Limited (“NHL”), an Ontario province Canada corporation, making Novo a wholly-owned foreign subsidiary of Novo Integrated Sciences.

Novo Integrated Sciences has re-directed all business operations away from the alternative energy sector and now focuses its resources and operations toward supporting a future growth strategy centered on expanding patient based whole health and wellness medical solutions through the integration of healthcare, technology and medical science.

NHL owns a 100% stake in Novo Assessments, Inc., Novo Healthnet Rehab Limited, Novo Peak Health, Inc., and an 80% stake in Novo Healthnet Kemptville Centre, Inc., all of which are Ontario province, Canada companies.

NHL provides specialized physiotherapy, chiropractic care, occupational therapy, eldercare, laser therapeutics, massage therapy, acupuncture, chiropodist, neurological functions, kinesiology and dental services to our clients. NHL’s multi-disciplinary primary healthcare services and protocols are directed at assessment, treatment, management, rehabilitation and prevention through its 14 corporate owned clinics, 150 affiliate clinics, retirement homes, long-term care facilities and institutional locations throughout Canada. Directly and indirectly through its contractual relationships, NHL provides its specialized services to over 300,000 patients annually.

For more information concerning Novo Integrated Sciences, please visit www.novointegrated.com. For more information on NHL, please visit www.novohealthnet.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in Novo Integrated Sciences’ filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond Novo Integrated Sciences’ control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects Novo Integrated Sciences’ current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Novo Integrated Sciences assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

The contents of any website referenced in this press release are not incorporated by reference herein.

Chris David

President

Novo Integrated Sciences, Inc.

cdavid@novointegrated.com

(206) 617-9797